FREEPORT-MCMORAN

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2nd Quarter 2018 Earnings Conference Call

July 25, 2018



fcx.com

FCX LISTED NYSE

ICMM
International Council on Mining & Metals

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, the transaction contemplated by the non-binding Heads of Agreement between FCX, PT Freeport Indonesia (PT-FI), PT Indonesia Asahan Aluminium (Persero) (Inalum) and Rio Tinto, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of our Board of Directors (Board) and will depend on our financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; production rates; potential inventory adjustments; potential impairment of long-lived mining assets; FCX's ability to complete the transaction contemplated by the non-binding Heads of Agreement, which is subject to the negotiation and documentation of definitive agreements, including purchase and sale agreements, the extension and stability of PT-FI's long-term mining rights through 2041 in a form acceptable to FCX and Inalum, a shareholders' agreement between FCX and Inalum providing for continuity of FCX's management of PT-FI's operations and addressing governance arrangements, and resolution of administrative sanctions and environmental regulatory matters pending before Indonesia's Ministry of Environment and Forestry satisfactory to the Indonesian Government, FCX and Inalum, the terms of all of which will be subject to FCX Board approval; PT-FI's ability to obtain an extension of its temporary IUPK after July 31, 2018; the potential effects of violence in Indonesia generally and in the province of Papua; industry risks; regulatory changes; political risks; labor relations; weather- and climate-related risks; environmental risks (including resolution of the administrative sanctions and other environmental matters pending before the Indonesian Ministry of Environment and Forestry); litigation results (including the final disposition of Indonesian tax disputes and the outcome of Cerro Verde's royalty dispute with the Peruvian national tax authority); and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) that are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs (credits) per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 2Q18 press release, which are also available on FCX's website, "fcx.com." Net debt equals gross debt less cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 29.

2Q18 Highlights

- **Maintained Focus on Productivity, Cost Management and Capital Discipline**
- **Unit Net Cash Costs: $0.96/lb, 19% Below 2Q17**
- **Cash Flows Exceeded CAPEX by ~$0.8 bn in 2Q & ~$1.8 bn YTD**
- **Repaid $2.0 bn in debt YTD, Including $0.45 bn in April**
- **Heads of Agreement with Inalum/Rio Tinto dated 7/12/18 – Establishes Path Forward to Long-Term Stability in Indonesia**
- **Advancing Lone Star in Arizona**

Consolidated Results ($ in bn)



$1.3
Operating Cash Flow
$0.5*
CAPEX
$2.7
$0.9*
2Q18
6-mo ended 2018

Key Stats	2Q18	YTD
Copper *(bn lbs)*	1.0	2.0
Gold *(mm ozs)*	0.7	1.3
Molybdenum *(mm lbs)*	24	48
Copper Price *($/lb)*	$3.08	$3.10
Unit Net Cash Cost *($/lb)*	$0.96	$0.97

** Includes $0.3 bn in 2Q18 and $0.5 bn YTD for major projects*

Copper Market Commentary

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- **Global Trade Issues Impacting Commodities Market Sentiment and Causing Macro Uncertainty**
  - **Copper Down 14% Since June 15th**
- **Current Copper Physical Market Broadly Balanced Globally**
  - **Exchange Stocks (LME, COMEX and Shanghai) Down ~90 kt (13%) Since June 15th**
- **Real Demand Remains Positive**
- **Supply Growth is Muted**
  - **Current Price is ~15% Below Incentive Levels – Underinvestment Likely to Continue**
- **Fundamentals Remain Positive**
  - **Positive Long-term Demand from Global Growth and Renewable Energy/EV's**
  - **Declining Ore Grades from Currently Producing Mines and Lack of Actionable Projects Expected to Constrain Future Supply**
  - **Absent a Global Recession, Market Deficits in Copper Appear Inevitable**

Heads of Agreement – 7/12/18 Transaction Benefits

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- **Establishes New Long-term Partnership between FCX and Government of Indonesia**
- **Long-Term Stability for Grasberg Operations**
- **FCX Retains Current Existing Economics**
  - **Preserves FCX Share of Future Cash Flows and Net Asset Values**
  - **Non-Dilutive to FCX Shareholders**
  - **Continues to Manage Operations**
- **Strong Alignment among Indonesian Government SOE, Papuan Local Governments and FCX**
- **Positive for All Parties**
- **Subject to Definitive Agreements – Closing Expected in 2H18**

See Cautionary Statement.

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PT-FI Operations Review

Actual Results

- **2Q18 Mill Rate: 188 t/d**
  - **Copper Grade: 1.06%**
  - **Gold Grade: 1.77 g/t**
- **2Q18 Production**
  - **347 mm lbs (74% Above 2Q17)**
  - **740 k ozs (113% Above 2Q17)**
- **2Q18 Unit Net Cash Costs: 77¢ Credit**
- **~$1.6 Billion in Dividends YTD**

Mine Plan Adjustments

- **Extension of Open Pit Through 1H19**
- **Deferred Start-up of Deep MLZ (DMLZ)**
  - **Hydraulic Fracturing Operations to Pre-Condition Cave/Manage Rock Stress**
  - **Expect Caving to Commence Mid-2019**
- **Grasberg Block Cave Production to Commence in 1H19**
- **PT-FI 5-year Metal:**
  - **Copper: 5.3 bn lbs**
  - **Gold: 7.6 mm ozs**
  - **No Material Change Compared to April Plan**

See Cautionary Statement.

PT-FI Underground Ramp-up

Contribution by Deposit

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Ore Milled

(000's t/d)

Grasberg open pit | DOZ | Big Gossan | DMLZ | Grasberg BC



173
104
106
161
215
25K t/d
30K t/d
58K t/d
64K t/d
80K t/d
103K t/d
2018e
2019e
2020e
2021e
2022e

Aggregate Metal

(bn lbs Cu & mm ozs Au)



1.19
2.65
1.8
1.9
1.7
1.8
Cu
Au
Cu
Au
Cu
Au
2018e
2022e
2023e-2027e 5-yr Avg*

** 2023e-2027e average includes all ore bodies as included in reserves as of year-end 2017, including Kucing Liar*

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. Assumes resolution of PT-FI's long term mining rights or extension of PT-FI's temporary IUPK after 7/31/18. e = estimate. Amounts are projections; see Cautionary Statement.

Lone Star in Arizona Advancing


Road to Peak #1

- **12/31/2017 Reserve: 4.4 bn lbs of Copper (Oxides Only)**
- **$850 mm Project ($113 mm incurred thru 6/30/18)**
  - Utilizes Existing Infrastructure at Safford
- **Commenced Pre-stripping Activities in 1Q18**
- **Provides Exposure to Large Sulfide Deposit (60+ bn lbs Contained Copper)**
- **Low Execution Risk**
- **First Copper Expected by YE 2020**
- **Key Statistics (Excluding Sulfide)**
  - Estimated production: ~200 mm lbs/year
  - Mine life: ~20 Years
  - 50% of capital costs are for mine equipment & pre-production stripping
  - Estimated unit cash cost: $1.75/lb
  - After-tax NPV @ 8%: $0 ($2.40 Copper) to $1.2 Billion ($3.50 Copper)

See Cautionary Statement.

Recent Lone Star Sulfide Intercepts

2Q18 Lone Star Intercepts

	Intercept		Significant Intervals			
Drill Hole	**meters**	**% Cu**	**meters**	**% Cu**	**meters**	**% Cu**
LS18-270	792	0.46	64	0.68	219	0.64
LS18-274	369	0.39	NA	NA	NA	NA
LS18-280	780	0.47	192	0.81	67	0.99
LS18-283A	1,239	0.46	125	0.60	140	0.64


Plan View
N
LS18-283A
LS18-280
LS18-274
LS18-270
Extent of +0.30 % Cu Sulfide Based on Previous Drilling
Leach Pit
1 km


Leach Pit
Current Topographic Surface
Extent of 0.30% Cu Sulfide Based on Previous Drilling
Cu > 0.30%
Oxide
Chalcocite
Chalcopyrite
1 km
% Copper
>=0.00
>=0.10
>=0.20
>=0.30
>=0.40
>=0.60
>=0.80
>=1.00
LS17-0259
1,048m of 0.44% Cu
LS17-0257
1,213m of 0.47% Cu
LS18-0279A
576m of 0.51% Cu
LS17-0264
718m of 0.60% Cu
LS18-0280
780m of 0.47% Cu
LS18-0283A
1,239m of 0.46% Cu
LS18-0270
792m of 0.46% Cu
LS17-0267
1,479m of 0.45% Cu
LS17-0265
1,202m of 0.63% Cu
N

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Americas Development Opportunities

U.S.

- Large footprint with substantial undeveloped sulfide resources
- Significant existing infrastructure provides for Brownfield expansions
- District extensions include:
  - Bagdad
  - Chino/Cobre
  - Lone Star/Safford
  - Morenci
  - Sierrita

South America

- El Abra mill project to develop large sulfide resource
  - Advancing technical studies for concentrator similar to Cerro Verde expansion
- Large footprint at Cerro Verde

Future Development Subject to Market Conditions



(bns of lbs)
62
130
257
Bagdad
Chino/Cobre
El Abra
Lone Star/ Safford
Morenci
Sierrita
Cerro Verde
Other
2P Reserves @ $2.00 Cu
Including Mineralized Material* @ $2.20 Contained Cu
Including Potential*

*Mineralized material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.

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2018e Outlook*

Sales Outlook	▪ **Copper: 3.8 Billion lbs.** ▪ **Gold: 2.4 Million ozs.** ▪ **Molybdenum: 95 Million lbs.**
Unit Cost of Copper	▪ **Site Production & Delivery: $1.73/lb** ▪ **After By-product Credits(1): $1.04/lb (3Q18e: 95¢/lb; 4Q18e: $1.29/lb)**
Operating Cash Flows (2)	▪ **~$4.3 Billion (@ $2.75/lb Copper for 2H18e)** ▪ **Each 10¢/lb Change in Copper for 2H18 = $185 Million**
Capital Expenditures	▪ **$2.0 Billion** • $1.1 Billion for Major Projects, Including $1.0 Billion for Underground Development in Indonesia and Development of Lone Star Oxide Project • $0.9 Billion for Other Mining

(1) Assumes average prices of $1,250/oz gold and $11/lb molybdenum for 2H18e.
(2) Assumes average prices of $1,250/oz gold and $11/lb molybdenum for 2H18e; each $100/oz change in gold would have an approximate $120 mm impact and each $2/lb change in molybdenum would have an approximate $55 mm impact for the remainder of 2018.
** All projections for 2018 in this presentation assume resolution of PT-FI's long-term mining rights or an extension of PT-FI's temporary IUPK after July 31, 2018.*
e = estimate. See Cautionary Statement.

Sales Profile

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Copper Sales (billion lbs)



4
3
2
1
0
3.7
3.8
3.3
4.0
Transition Year
2017
2018e
2019e
2020e - 2022e AVG

Note: Consolidated copper sales include 670 mm lbs in 2017, 685 mm lbs in 2018e, 670 mm lbs in 2019e and ~690 mm lbs per year in 2020e - 2022e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



3
2
1
0
1.6
2.4
0.75
1.45
2017
2018e
2019e
2020e - 2022e AVG

Note: Consolidated gold sales include 144k ozs in 2017, 225k ozs in 2018e, 70k ozs in 2019e, ~135k ozs per year for 2020e-2022e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
75
50
25
0
95
95
92
~90
2017
2018e
2019e
2020e - 2022e AVG

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

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(US$ billions)

Average EBITDA ($1,250/oz Gold, $11/lb Molybdenum)


$10
$8
$6
$4
$2
$0
Transition Yrs
Average
'19e/'20e
Average
'21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Average Operating Cash Flow Excludes Working Capital Changes ($1,250/oz Gold, $11/lb Molybdenum)


$8
$6
$4
$2
$0
Transition Yrs
Average
'19e/'20e
Average
'21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Note: Assumes resolution of PT-FI's long term mining rights or extension of PT-FI's temporary IUPK after 7/31/18. For 2019e - 2020e and 2021e – 2022e average price sensitivities, see slide 27. EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

Capital Expenditures

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(US$ billions)
$1.4
Major Mining Projects
0.9
Other Mining
0.5
$2.0
1.1*
0.9
$2.3
1.3*
1.0
2017
2018e
2019e

* Major mining projects include CAPEX associated with Grasberg Underground development ($0.75 bn per year in 2018e and 2019e) and Lone Star ($0.22 bn in 2018e and $0.37 bn in 2019e). Assumes resolution of PT-FI's long term mining rights or extension of PT-FI's temporary IUPK after 7/31/18.

Note: Includes capitalized interest; excludes potential spending on new smelter in Indonesia.
e= estimate. See Cautionary Statement.

Financial Policy

- **Net Debt at 6/30/18: $7.3 Bn***
  - **LTM Leverage Ratio: 0.9x**
- **Significant Deleveraging Over Last Two Years**
- **Positive Market to Enable Further Debt Reduction & Enhanced Returns to Shareholders**
- **Disciplined Approach to Investing in Attractive Growth Projects**
- **Board Reinstated Quarterly Cash Dividend on Common Stock**
  - **Paid Initial Quarterly Dividend on May 1, 2018**
- **Board Reviews Financial Policy on Ongoing Basis**

Balanced Approach


Additional Deleveraging
Cash Returns to Shareholders
Disciplined Investments

** Net debt equals gross debt less consolidated cash. See Cautionary Statement.*

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Reference Slides


FREEPORT-MCMORAN

Financial Highlights

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Sales Data	2Q18	1H18
Copper		
Consolidated Volumes (mm lbs)	989	1,982
Average Realization (per lb)	$3.08	$3.10
Site Production & Delivery Costs (per lb)	$1.69	$1.68
Unit Net Cash Costs (per lb)	$0.96	$0.97
Gold		
Consolidated Volumes (000's ozs)	676	1,286
Average Realization (per oz)	$1,274	$1,291
Molybdenum		
Consolidated Volumes (mm lbs)	24	48
Average Realization (per lb)	$12.89	$12.42

Financial Results (in billions, except per share amounts)	2Q18	1H18
Revenues	$5.2	$10.0
Net Income Attributable to Common Stock	$0.9[1]	$1.6
Diluted Net Income Per Share	$0.59[1]	$1.07
Operating Cash Flows [2]	$1.3	$2.7
Capital Expenditures	$0.5	$0.9
Total Debt	$11.1	$11.1
Consolidated Cash	$3.9	$3.9

(1) *After adjusting for net gains of $16 mm (1¢/share), adjusted net income attributable to common stock totaled $853 mm (58¢/share) for 2Q18. For additional information, refer to "Adjusted Net Income" in the supplemental schedules of FCX's 2Q18 press release, which are available on FCX's website.*

(2) *Net working capital uses and timing of other tax payments of $192 mm for 2Q18 and $213 mm for 1H18.*

2Q 2018 Mining Operating Summary

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2Q18 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (Credits)				
Site Production & Delivery, excluding adjustments	$1.94	$1.77	$1.33	$1.69
By-Product Credits	(0.25)	(0.22)	(2.76)	(1.04)
Treatment Charges	0.10	0.18	0.26	0.18
Royalties & Export Duties	-	0.01	0.40	0.13
Unit Net Cash Costs (Credits)	**$1.79**	**$1.74**	**$(0.77)**	**$0.96**

Sales From Mines for 2Q18 & 2Q17 by Region



North America
361
408
Cu
mm lbs
24 (1)
25 (1)
Mo
mm lbs
2Q18
2Q17
2Q18
2Q17
South America (2)
312
287
2Q18
2Q17
Indonesia (3)
316
247
671
427
Au
000 ozs
2Q18
2Q17
2Q18
2Q17

(1) Includes 7 mm lbs in 2Q18 and 2Q17 from South America.
(2) Silver sales totaled 1.1 mm ozs in 2Q18 and 848 k ozs in 2Q17.
(3) Silver sales totaled 1.1 mm ozs in 2Q18 and 851 k ozs in 2Q17.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 2Q18 press release, which is available on FCX's website.

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2018e Operating Estimates

2018e Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (1)				
Site Production & Delivery (2)	$1.91	$1.70	$1.53	$1.73
By-product Credits	(0.24)	(0.23)	(2.72)	(0.98)
Treatment Charges	0.11	0.19	0.26	0.18
Royalties & Export Duties	-	0.01	0.35	0.11
Unit Net Cash Costs (Credits)	**$1.78**	**$1.67**	**($0.58)**	**$1.04**

2018e Sales by Region


1,445
Cu
mm lbs
95 (3)
Mo
mm lbs
North America
1,227
South America
1,145
2.4 (4)
Au
mm ozs
Indonesia

(1) Estimates assume average prices of $2.75/lb for copper, $1,250/oz for gold and $11/lb for molybdenum for 2H18e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

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2018e Quarterly Sales

Copper Sales (million lbs)



1,200
900
600
300
0
993
989
970
865
1Q18
2Q18
3Q18e
4Q18e

Note: Consolidated copper sales include approximately 166 mm lbs in 1Q18, 176 mm lbs in 2Q18, 183mm lbs in 3Q18e and 160 mm lbs in 4Q18e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)



750
500
250
0
610
676
700
430
1Q18
2Q18
3Q18e
4Q18e

Note: Consolidated gold sales include approximately 57k ozs in 1Q18, 63k ozs in 2Q18, 65k ozs in 3Q18e and 40k ozs in 4Q18e for noncontrolling interest.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
24
24
24
23
1Q18
2Q18
3Q18e
4Q18e

e = estimate. See Cautionary Statement.

Heads of Agreement – 7/12/18

- Inalum (an Indonesian SOE) and Provincial/Local Government to Acquire:
  - Rio Tinto JV Interests for $3.5 Billion Cash
  - PT Indocopper Investama (PT-II) Shares Owned by FCX for $350 Million Cash
- Inalum to Contribute JV Interests to PT-FI in Exchange for 40% of PT-FI
  - Subject to Agreement Between Shareholders to Replicate Rio Tinto JV Economics Through 2022
- In Favor of FCX, Rio Tinto Will Forego Cash from JV from January 2018 Through Closing
- Government of Indonesia to Grant Extension of PT-FI's Operations through 2041 with Legal and Fiscal Certainty
- PT-FI (with FCX and Inalum as Shareholders) to Construct Smelter Within 5 Years of Extension
- FCX to Provide Continuity in Management of PT-FI's Operations
- Subject to Negotiation and Documentation of Definitive Agreements & FCX Board Approval
  - Closing Expected 2H18

3-Way "Win/Win/Win" Transaction

See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2017-2022e

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2018e – 2022e PT-FI Share	Total: 5.3 billion lbs copper Annual Average: 1.06 billion lbs

2018e – 2022e PT-FI Share	Total: 7.6 million ozs gold Annual Average: 1.5 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.54
1.15
2.4
0.56
0.75
0.8
0.9
1.4
1.6
1.4
1.9
2017
2018e
2019e
2020e
2021e
2022e
Transition Years

Note: *Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. Assumes resolution of PT-FI's long term mining rights or extension of PT-FI's temporary IUPK after 7/31/18. e = estimate. Amounts are projections; see Cautionary Statement.*

Grasberg Mining District

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Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
Big Gossan
Kucing Liar Spur
Big Gossan Spur
MLA
Grasberg BC Spur
DMLZ Spur
DOZ
DMLZ
N

PT-FI History of Block Caving



GBT
(depleted)
IOZ
(depleted)
DOZ
(operating)
DMLZ

1980's	GBT block cave mine *Depleted*
1990's	IOZ block cave mine *Depleted*
2000's	DOZ block cave mine *Operating*
Future	• DMLZ *Start-up* • Grasberg BC *In development* • Kucing Liar *Future development*

Grasberg Open Pit Extension

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- **Grasberg pit life extended 6 months by mining north ramp starting from bench 3325L & will start after pit bottom is mined (year-end 2018)**
  - ✓ **Accelerated ore: 5.3 mm t @ 1.24% Cu & 1.88 g/t Au**
  - ✓ **Aggregate metal impact: 130mm lbs Cu & 250K ozs Au**



A
A'
View Northwest
3325
3295
3265
3235
3205
3175
3145
3115
3085
3055
3025
PB9S5
PB9NE



Plan View
A'
N
A
Incremental ore
0.25%-0.99% CuEq
1.00%-1.99% CuEq
2.00%-2.99% CuEq
>3.00% CuEq

See Cautionary Statement.

Grasberg Block Cave – Key Milestones

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Reserves YE 2017

- 963mm t @ 1.01% Cu & 0.72 g/t Au

Completed to Date

- ✓ **+233 km** of Development
- ✓ Mine Access
- ✓ Service Shaft
- ✓ Initial Fans & Vent Infrastructure
- ✓ Rail Connection
- ✓ Over 5 km of Rail
- ✓ Crusher #1
- ✓ Batch Plant
- ✓ Train, Rail & Unloading Station Commissioning

Near-Term Objectives

- 14 km of Development Remaining in 2018
- Complete Rail & Ore Flow Systems in 3Q18
- First Tonne of Ore to Mill via Rail & Conveyer 3Q18
- Complete Key Fixed Facilities
- Complete 200+ Drawpoints for Cave Initiation
- First Undercut Blasting Expected in 4Q18
- First Cave Production Expected in 1H19

GBC Service Shaft

355 meters



Hoisting Level
Batch Level
Extraction Level
Haulage Level
AB Terminal Level
Shaft Bottom



Chute Galleries

See Cautionary Statement.

Deep MLZ (DMLZ) Commissioning

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- **437mm t @ 0.91% Cu & 0.76 g/t Au**
- **PT-FI continues to address mining-induced seismic activity in DMLZ that began in 2017 and continued during 2018.**
- **During 2Q18, PT-FI initiated plans to conduct hydraulic fracturing activities to manage rock stresses & pre-condition DMLZ for large scale production.**
- **Revised mine plan currently projects block cave mining activities in DMLZ to commence in mid-2019.**
- **DMLZ expected to reach full production rates of 80,000 t/d in 2022.**
- **Plans will continue to be reviewed.**

See Cautionary Statement.

Hydraulic Fracturing
(from DOZ Truck Level above DMLZ Cave)


DOZ Truck Level
HF Holes
500m
Cave
DMLZ Undercut
NE

Pre-Conditioning Future Production Area
(from DMLZ Undercut Level)


NE
Cave
HF
Holes
DMLZ Undercut

Sensitivities

POWERED BY COPPER

(US$ millions)

2019e - 2020e Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$325	$250
Molybdenum: +/- $1.00/lb	$80	$75
Gold: +/- $50/ounce	$40	$20
Currencies: (1) +/- 10%	$175	$125

2021e - 2022e Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$400	$315
Molybdenum: +/- $1.00/lb	$80	$75
Gold: +/- $50/ounce	$80	$45
Currencies: (1) +/- 10%	$175	$125

(1) U.S. Dollar Exchange Rates: 630 Chilean peso, 13,900 Indonesian rupiah, $0.76 Australian dollar, $1.18 Euro, 3.25 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes. Assumes resolution of PT-FI's long term mining rights or extension of PT-FI's temporary IUPK after 7/31/18. e = estimate. See Cautionary Statement

FCX Debt Maturities as of 6/30/18

(US$ billions)

Total Debt & Cash at 6/30/18

	Actual
FCX Revolver	$ -
Senior Notes	9.9
Cerro Verde Credit Facility	1.2
Total Debt	$11.1
Consolidated Cash	$ 3.9


$8
$6
$4
$2
$0
$0.0
$0.0
$1.0
3.1% Sr. Notes
$1.3
CV Non-recourse
4% Sr. Notes
$2.4
CV Non-recourse
3.55% Sr. Notes
$2.7
3.875% & 6.875% Sr. Notes
$0.8
4.55% Sr. Notes
$2.9
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2018
2019
2020
2021
2022
2023
2024
Thereafter

Adjusted EBITDA Reconciliation

(in millions)	2Q 2018	12-mos Ended 6/30/18
Net Income Attributable to Common Stock – Continuing Operations	$ 873	$2,878
Interest expense, net	142	765
Income tax provision	515	1,544
Depreciation, depletion and amortization	442	1,768
Gain on early extinguishment of debt	(9)	(32)
Net gain on sales of assets	(45)	(104)
Accretion	27	117
Cerro Verde royalties and related net charges	-	203
Other net charges [(1)]	40	278
Other income, net	(20)	(41)
Net income attributable to noncontrolling interest	166	424
Equity in affiliated companies' net earnings	(3)	(8)
FCX Adjusted EBITDA – Continuing Operations [(2)]	**$2,128**	**$7,792**

(1) Other net charges primarily include adjustments to environmental and related litigation reserves ($50 mm in 2Q18 and $271 mm for the 12-months ended June 30, 2018).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

2Q18 Copper Realization & 3Q18 Guidance

2Q18 LME Average Copper Price	$3.12/lb
3-Mo. Fwd Price for Copper at the End of June	$3.01/lb
FCX 2Q18 Consolidated Copper Price Realization	$3.08/lb* (Generally, 50/50 Weight of Qtrly Avg and 3-mo Forward Price at End of Period)
FCX 2Q18 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA Benefit: $23 mm Net Income Benefit: $9 mm Earnings/Share Benefit: $0.01
3Q18 Open Pound Guidance	▪ 2Q18 Open Lbs Priced at $3.01/lb on 6/30/18 ▪ Each $0.05 Change in Avg Copper Price in 3Q18 = $10 mm Impact to 2018 Net Income ▪ LME Copper Settled at $2.80/lb on 7/24/18

** Note that when the average quarter end forward curve price is below the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be below the quarterly average (and vice versa if quarter end forward curve price is above the quarterly average spot price). Quarterly copper realizations by region may vary from the consolidated average. See Cautionary Statement.*

2018e Consolidated Effective Tax Rate

	Quarterly Rate	Projected Annual Rate*
1Q18	38%	38%
2Q18	33%	36%
3Q18e	~46%	~38%
4Q18e	~38%	~38%

NOTE: For financial statement purposes only; does not reflect cash taxes.

**The consolidated effective income tax rate is a function of the combined effective tax rates for the jurisdictions in which FCX operates. Accordingly, variations in the relative proportions of jurisdictional income result in fluctuations to FCX's consolidated effective income tax rate. Assuming achievement of current sales volume and cost estimates and average prices of $2.75 per pound for copper, $1,250 per ounce for gold and $11.00 per pound for molybdenum for the second half of 2018, FCX estimates its consolidated effective tax rate for the year 2018 will approximate 38 percent. FCX expects that its consolidated effective tax rate for the year 2018 would decrease with higher prices. e = estimate See Cautionary Statement.*